Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 – Income Taxes

On a quarterly basis, we estimate our annual effective tax rate and record a quarterly income tax provision based on the anticipated rate. As the year progresses, we refine our estimate based on the facts and circumstances, including discrete events, by each tax jurisdiction. The effective tax rate for the six-month period ended June 30, 2023 was (0.31%); and for the six-month period ended June 30, 2022, it was (0.0)%.

Note 15 – Income Taxes

Deferred tax assets and liabilities from continuing operations as of December 31, 2022 and 2021 consist of the following:

Schedule of Deferred tax assets and liabilities

	2022	2021
Deferred tax assets
Net operating losses	$4,891,195	$8,927,213
Research and development tax credit	95,597	30,429
Nonqualified stock options	100,373	334,519
Equipment	8,885	1,256
Goodwill	285,511	14,088
Bad debts	—	120,608
Intangible Assets	713,206	—
Accrued expenses and other	117,511	425,327
Business interest expense	—	—

Gross deferred tax assets	6,212,278	9,853,440
Valuation allowance	(6,218,484)	(9,728,975)
Net deferred tax assets	$(6,206)	$124,465

Deferred tax liabilities
Intangible assets	—	(130,046)
Goodwill	—	—

Deferred tax liabilities	—	(130,046)

Net deferred tax liability	$(6,206)	$(5,558)

As of December 31, 2022, the Company maintained a valuation allowance against certain deferred tax assets to reduce the total to an amount management believed was appropriate. Realization of deferred tax assets is dependent upon sufficient future taxable income during the periods when deductible temporary differences and carryforwards are expected to be available to reduce taxable income.

As of December 31, 2022, the Company has a federal tax net operating loss carryforward of $21,500,845, which will be available to offset future taxable income indefinitely. The Company has net operating loss carryforwards in various states. The net tax effected value of those state net operating loss carryforwards is $376,018. The state net operating loss carryforwards will begin to expire in 2035 and are available to offset future taxable income or reduce taxes payable through 2040. The Company also has net operating loss carryforwards in foreign jurisdictions of approximately $30,000,000. For the Enterprise TEM division that is classified in discontinued operations (see Note 16), the net operating losses carryforwards have been discontinued due to the sale of MTS on December 31, 2022.

The foreign net operating losses related to operations in Israel and Hong Kong that can be carried forward indefinitely. The Company has US federal and state research and development tax credits of $95,597 as of December 31, 2022, that will be available to offset future tax liabilities. Research and development tax credits will begin to expire in 2029. A company’s ability to utilize a portion of its net operating loss carryforwards to offset future taxable income may be subject to certain limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company. The Company has not completed a formal Section 382 analysis. In addition, future changes in ownership as defined in Section 382 of the Internal Revenue Code could put limitations on the availability of the net operating loss carryforwards. The Company has deferred assets of $6,683 related to discontinued operations.

The provision for (benefit from) income taxes charged to income for the years ended December 31, 2022 and 2021 consist of the following:

Schedule of income tax expenses benefits

	2022	2021

US current tax expense	$10,718	$2,999
Foreign current tax expense	—	—
US deferred tax expense (benefit)	648	1,172

Provision for income tax expenses (benefit)	$11,366	$4,171

A reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:

Schedule of Effective tax rate

	2022		2021

Income tax benefit at federal statutory rate	$(3,288,865)	21.0%	$(11,678,252)	21.0%
State and local income taxes net of federal tax benefit	(83,610)	0.5%	(267,103)	0.5%
Rate differentials	—	0.0%	(4,020)	0.0%
Meals and entertainment, non-deductible expenses and tax-exempt income	(44,073)	-0.1%	72,503	-0.1%
Incentive stock option expense	61,851	-0.1%	59,055	-0.1%
Nondeductible goodwill impairment	167,130	-8.2%	4,551,259	-8.2%
Nondeductible commitment fee	—	-8.8%	4,893,253	-8.8%
PPP loan forgiveness income	—	0.0%	—	0.0%
NQO Cancellations	680,002	0.0%	—	0.0%
Financial Statement True Up	(5,919)	0.0%	—	0.0%
Change in provision for uncertain tax positions	—	0.0%	1,177	0.0%
Change in valuation allowance	2,524,850	-4.3%	2,376,299	-4.3%

Provision for income tax expenses (benefit)	$11,366	0.0%	$4,171	0.0%

The Company has not provided any additional U.S. federal or state income taxes or foreign withholding taxes on the undistributed foreign earnings or basis differences as such differences have been considered indefinitely reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is not practicable because of the complexities associated with its hypothetical calculation.

The Company files income tax returns in the U.S. federal jurisdiction, Minnesota, and various other states. The Company is not subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2018. The Company also files in Israel, Hong Kong and other foreign jurisdictions. The Company is not subject to audit in periods prior to 2018 in Israel and 2016, in Hong Kong The other foreign jurisdictions have various tax examination periods. It is difficult to predict the final timing and resolution of any particular uncertain tax position. Based on the Company’s assessment of many factors, including past experience and complex judgements about future events, the Company does not currently anticipate significant changes in its uncertain tax positions over the next 12 months.

The following presents the change in accrued uncertain tax positions:

Schedule of accrued uncertain tax positions

Beginning balance, December 31, 2021	$131,100
Uncertain tax position additions	0
Removal for amount related to discontinued operations	(131,100)
Ending balance, December 31, 2022	$0

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as additional income tax expense. During the years ended December 31, 2022 and 2021, the Company did not recognize material income tax expense related to interest and penalties. The Company’s uncertain tax position balance from continuing operations was $0 at December 31, 2022. The balance from the prior year relates to the MTS discontinued operations and will not be reported in continuing operations.